Summary Prospectus dated May 1, 2021

Eaton Vance Real Estate Fund

Class /Ticker    A / EAREX     I / EIREX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2021, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

The Board of Trustees of Eaton Vance Special Investment Trust, on behalf of the Fund, has approved the liquidation of the Fund, which is expected to take place on or about May 27, 2021 (the “Liquidation Date”).  Effective as of the close of business on May 21, 2021, shares of the Fund will no longer be available for purchase or exchange. In connection with the liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of the Fund’s assets may be invested in cash and/or money market instruments.  For additional important information regarding the liquidation, please see “Purchase and Sale of Fund Shares” in this Summary Prospectus.

Notwithstanding the foregoing, the timing of the liquidation may be extended beyond the Liquidation Date if, in the opinion of the investment adviser, market conditions are unfavorable on or around the Liquidation Date.  The Fund will notify shareholders of any such extension pursuant to a supplement to the Prospectus.

Investment Objective

The Fund's investment objective is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 49 of the Fund's Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.56%	0.56%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.62%	1.37%
Less Fee Waiver and/or Expense Reimbursement(2)	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.26%	1.01%
(1)	Reflects the Fund’s allocable shares of the advisory fees and other expenses of an affiliated acquired fund in which it invests.
(2)	The administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.25% for Class A shares and 1.00% for Class I shares. This expense reimbursement will continue through April 30, 2022. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$696	$1,024	$1,374	$2,358
Class I shares	$103	$398	$716	$1,615

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies primarily engaged in the real estate industry (the “80% Policy”). Although it invests primarily in domestic securities, the Fund may invest up to 20% of its net assets in foreign securities. As an alternative to holding foreign stocks directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges, or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions to seek exposure to certain market sectors. The Fund is “non-diversified,” which means it may invest a greater percentage of its asset in the securities of a single issuer than a “diversified” fund.

Companies primarily engaged in the real estate industry and other real estate-related investments may include publicly traded real estate investment trusts (“REITs”) or real estate operating companies that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as lodging operators, brokers, property management companies, building supply manufacturers, mortgage lenders, or mortgage servicing companies. REITs tend to be small to medium-sized companies. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are pooled investment vehicles that have expenses of their own, so the Fund will indirectly bear its proportionate share of those expenses. The Fund will not own real estate directly.

The portfolio manager generally seeks to purchase securities of companies that he believes are high in quality and reasonably priced in relation to their fundamental value. In selecting securities, the portfolio manager generally seeks companies believed to have the potential for above-average earnings growth and profit margins, as well as good appreciation prospects and income-producing potential. Investment decisions are made primarily on the basis of fundamental research. The portfolio manager utilizes information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. Factors the portfolio manager considers in selecting real estate companies include one or more of the following: asset quality; quality and experience of management; type and location of real estate owned; nature of a company’s real estate activities; sustainability of a company’s competitive position; balance sheet strength; free cash flow and growth thereof; and relative valuation. While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to pursue more attractive investment options. The portfolio manager may also consider financially material environmental, social and governance factors in evaluating an issuer. These considerations may be taken into account alongside other fundamental research in the investment selection process.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Eaton Vance Real Estate Fund	2	Summary Prospectus dated May 1, 2021

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Industry Concentration Risk. Because the Fund concentrates its investments in the real estate industry, the value of Fund shares may be affected by events that adversely affect that industry and may fluctuate more than that of a fund that invests more broadly.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Smaller Company Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Eaton Vance Real Estate Fund	3	Summary Prospectus dated May 1, 2021

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2020, the highest quarterly total return for Class A was 15.96% for the quarter ended March 31, 2019, and the lowest quarterly return was -28.26% for the quarter ended March 31, 2020.

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Ten Years
Class A Return Before Taxes	-15.48%	1.74%	6.77%
Class A Return After Taxes on Distributions	-16.40%	0.60%	5.65%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-9.17%	0.94%	5.19%
Class I Return Before Taxes	-10.12%	3.20%	7.68%
Dow Jones U.S. Select Real Estate Securities Index (reflects no deduction for fees, expenses or taxes)	-11.20%	2.99%	7.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%

These returns reflect the maximum sales charge for Class A (5.75%). The Class A performance shown above for the period prior to June 9, 2010 (commencement of operations) is the performance of Class I shares, adjusted for the sales charge that applies to Class A shares but not adjusted for any other differences in the expenses of the two classes. If adjusted for such differences, returns would be different. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Eaton Vance Real Estate Fund	4	Summary Prospectus dated May 1, 2021

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Portfolio Manager. The Fund is managed by J. Scott Craig, Vice President of Eaton Vance, who has managed the Fund since it commenced operations in April 2006.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED DIRECTLY WITH THE FUND.

Fund Shares owned in 401k, Pension and Profit Sharing Plan accounts. If you are invested in the Fund through a 401k or Pension and Profit Sharing Plan, and the Fund does not receive directions from you or the plan’s trustee, the Fund will send a liquidating distribution to the trustee in the trustee’s name.

Fund Shares owned in Traditional IRA, Roth IRA, SIMPLE, SEP and 403 Plan accounts. Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date will be exchanged for shares of Eaton Vance Short Duration Government Income Fund to avoid tax penalties that may be imposed if Fund shares were redeemed in cash.  Eaton Vance Short Duration Government Income Fund has a different investment objective, principal investment strategies and risks than the Fund. Please review Eaton Vance Short Duration Government Income Fund’s prospectus carefully before exchanging your shares of the Fund. You can find Eaton Vance Short Duration Government Income Fund’s prospectus online at https://funds.eatonvance.com/open-end-mutual-fund-documents.php.  You can also obtain a copy of the prospectus free of charge by calling 1-800-336-3025.

If you do not wish to be invested in Eaton Vance Short Duration Government Income Fund, you must contact the Fund at 1-800-336-3025 before May 21, 2021.  Otherwise, you will be invested in the corresponding class of Eaton Vance Short Duration Government Income Fund (e.g., Class I shares of the Fund will be exchanged into Class I shares of Eaton Vance Short Duration Government Income Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code.  If we do not receive instructions from you before May 21, 2021, you will have been deemed to have directed the investment into Eaton Vance Short Duration Government Income Fund and consented to its fees and expenses.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED BY A FINANCIAL INTERMEDIARY.

If you own Fund shares in an account maintained by a financial intermediary, please contact that financial intermediary if you have questions about the liquidation of the Fund. If you are invested in a qualified account (such as an individual retirement account), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of the Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to May 21, 2021, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call an Eaton Vance Shareholder Services Representative at 1-800-336-3025.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Eaton Vance Real Estate Fund	5	Summary Prospectus dated May 1, 2021

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4474 5.1.21	© 2021 Eaton Vance Management

Eaton Vance Real Estate Fund	6	Summary Prospectus dated May 1, 2021